BLACKROCK LONG-HORIZON EQUITY FUND

(the “Fund”)

Supplement dated January 25, 2022 to the Statement of Additional Information (“SAI”) of the Fund, dated August 27, 2021

Effective January 12, 2022, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Olivia Treharne, CFA, and Molly Greenen, CFA, are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of April 30, 2021.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Olivia Treharne, CFA*	5 $4.32 Billion	5 $2.64 Billion	0 $0	0 $0	0 $0	0 $0
Molly Greenen, CFA	0 $0	1 $824.16 Million	0 $0	0 $0	0 $0	0 $0

*	Information provided is as of December 31, 2021.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes Molly Greenen’s compensation as of April 30, 2021 and Olivia Treharne’s compensation as of December 31, 2021.

The sub-section entitled “Fund Ownership” is deleted in its entirety and replaced with the following:

As of April 30, 2021, the Fund’s most recently completed fiscal year end, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned[1]
Olivia Treharne, CFA*	None
Molly Greenen, CFA	$10,001 - $50,000

[1]	Includes securities attributable to participation in certain deferred compensation and retirement programs.
*	Information provided is as of December 31, 2021.

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Mses. Treharne and Greenen may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mses. Treharne and Greenen may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-LHE-0122SUP

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